Debt Securities Issued	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about borrowings [abstract]
Debt Securities Issued
19.
Debt securities issued

	Currency	Maturity date	Nominal interest rate %	2024	2025

Third bond program – first issue	KZT	January 2025	9.90	51,050	—
Debt securities issued	USD	March 2030	6.25	—	331,992

Total debt securities issued				51,050	331,992

As at 31 December 2024 and 2025, accrued interest of KZT 2,062 million and KZT 5,420 million, respectively, was included in debt securities issued. All debt securities issued are recorded at amortized cost. The Group did not have any defaults or other breaches with respect to its debt securities issued as at 31 December 2024 and 2025.

On 27 January 2025 the Bank fully repaid its outstanding debt under the first issue of third bond program.

In March 2025, the Group issued debt securities totaling USD 650 million at a fixed rate of 6.25% per annum and maturing in 2030.